UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported): February 26, 2007

NEAH POWER SYSTEMS, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-49962	88-0418806
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22122 20th Ave. SE, Suite 161, Bothell, Washington 98021
(Address of principal executive offices) (Zip Code)

(425) 424-3324
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 26, 2007, we filed Amendment No.2 to the SB-2/A which included our audited financial statements for the fiscal year ended December 31, 2006. The financial statements are attached under Item 9.01 below.

Item 9.01 Financial Statements and Exhibits.

NEAH POWER SYSTEMS, INC.

FINANCIAL REPORT

DECEMBER 31, 2006 and 2005

PETERSON SULLIVAN PLLC

CERTIFIED PUBLIC ACCOUNTANTS	TEL 206.382.7777 O FAX 206.382.7700
610 UNION STREET, SUITE 2300	http://www.pscpa.com
SEATTLE, WASHINGTON 98101

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Neah Power Systems, Inc.
Bothell, Washington

We have audited the accompanying consolidated balance sheets of Neah Power Systems, Inc., ("the Company") as of December 31, 2006 and 2005, and the related consolidated statements of operations, stockholders' equity (deficit), and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Neah Power Systems, Inc., as of December 31, 2006 and 2005, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States.

The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 2 to the consolidated financial statements, the Company has experienced recurring losses from operations. This raises substantial doubt about the Company's ability to continue as a going concern. Management's plans regarding this matter are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/S/ PETERSON SULLIVAN PLLC

Seattle, Washington
February 22, 2007

NEAH POWER SYSTEMS, INC.

CONSOLIDATED BALANCE SHEETS
December 31, 2006 and 2005

ASSETS	2006	2005
Current Assets
Cash and cash equivalents	$1,141,905	$311,815
Short-term investments		103,200
Prepaid expense	21,405	9,675
Total current assets	1,163,310	424,690
Property and equipment, net	434,059	831,081
Total Assets	$1,597,369	$1,255,771
LIABILITIES AND STOCKHOLDERS' DEFICIT
Current Liabilities
Accounts payable	$1,333,949	$176,831
Accrued expenses	208,191	102,557
Equipment loan payable, current potion	29,840	186,846
Notes payable	1,965,000
Deferred revenue	189,500	189,500
Total current liabilities	3,726,480	655,734
Equipment loans, less current portion		29,840
Total liabilities	3,726,480	685,574
Commitments and Contingencies
Stockholders' Equity (Deficit)
Preferred stock - authorized 8,795,384 shares, no par value
Series A convertible preferred stock - designated none and
799,750 shares, none and 583,449 shares issued and
outstanding, liquidation value of none and $1,363,871		1,208,281
Series B convertible preferred stock - designated none and
7,995,634 shares, none and 6,509,086 issued and
outstanding, liquidation value of none and $18,095,259		17,744,588
Common Stock, $.001 par value, 500,000,000 shares authorized,
106,915,431 and 888,795 shares issued, 103,162,431 and
888,795 shares outstanding	106,915	298,902
Additional paid-in capital	27,391,921	2,913,245
Treasury shares, 3,753,000 and no common shares, at no cost
Accumulated deficit	(29,627,947)	(21,594,819)
Total stockholders' deficit	(2,129,111)	570,197
Total Liabilities and Stockholders' Equity (Deficit)	$1,597,369	$1,255,771

See Notes to Consolidated Financial Statements

NEAH POWER SYSTEMS, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS
For the Years Ended December 31, 2006 and 2005

	2006	2005
Revenues
Grant revenue	$—	$780,000
Operating Expenses
Research and development expense	4,347,868	3,475,740
General and administrative expense	2,572,712	1,302,398
Total operating expenses	6,920,580	4,778,138
Loss from operations	(6,920,580)	(3,998,138)
Interest income (expense), net	(1,112,548)	13,391
Net Loss	$(8,033,128)	$(3,984,747)
Basic and diluted net loss per common share	$(0.10)	$(4.48)
Weighted average basic and diluted shares outstanding	78,659,792	888,629

NEAH POWER SYSTEMS, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS
For the Years Ended December 31, 2006 and 2005

	2006	2005
Cash Flows From Operating Activities
Net loss	$(8,033,128)	$(3,984,747)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation	400,012	382,151
Share-based payments included in operating expenses	1,164,851	8,135
Shares issued as additional loan consideration, accounted for as interest expense	665,000
Changes in operating assets and liabilities
Warrants issued by shareholder, accounted for as interest expense	357,000
Prepaid expenses	(11,730)	13,393
Accounts payable and accrued expenses	1,262,752	(33,322)
Net cash used in operating activities	(4,195,243)	(3,614,390)
Cash Flows From Investing Activities
Purchases of property and equipment	(2,990)	(80,424)
Sales of short-term investments	103,200	1,608,575
Deposits		13,566
Cash received from GMI in acquisition	506,500
Net cash provided by investing activities	606,710	1,541,717
Cash Flows From Financing Activities
Proceeds from bridge financing	500,400
Net proceeds from borrowings on notes payable	1,965,000
Payments on equipment loans	(186,846)	(116,191)
Net proceeds of common stock sold to investors	2,140,000
Proceeds from exercise of stock options and warrants		19,576
Other	69
Net cash provided by financing activities	4,418,623	(96,615)
Net increase in cash and cash equivalents	830,090	(2,169,288)
Cash and cash equivalents, beginning of period	311,815	2,481,103
Cash and cash equivalents, end of period	$1,141,905	$311,815
Supplemental disclosure of cash flow information
Cash paid for interest	$8,297	$46,043
Cash paid for income taxes	$—	$—
Non-Cash Investing and Financing Activities
Acquisition of NPSWA:
Convert NPSWA Series A and Series B preferred stock to common stock	$(18,952,869)
NPSWA common stock issued to converting preferred shareholders	18,952,869
Adjust NPSWA common stock to reflect $0.001 par value	(19,225,636)
Record additional paid-in capital from adjustment of common stock to	19,225,636
$0.001 par value
Record NPSNV Series A preferred stock	6,500
Record par value of NPSNV common stock	10,481
Record additional paid-in capital of NPSNV preferred and common stock	489,519
Cash received from GMI in acquisition	(506,500)
Net cash effect of NPSWA acquisition	$—
Other non-cash activities:
Convert NPSNV Series A preferred stock to common stock	$(6,500)
NPSNV common stock issued to converting preferred shareholders	62,628
Reduce NPSNV paid-in capital upon conversion of Series A preferred stock to	(56,128)
common stock
Bridge loans converted to common stock	(500,400)
Common stock issued for convertible bridge loans	500,400
Net cash effect of other non-cash activities	$—

NEAH POWER SYSTEMS, INC.

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)
For the Years Ended December 31, 2006 and 2005

	Series A Preferred Stock		Series B Preferred Stock		Common Stock		Treasury Stock		Additional Paid-in Capital	Accumulated Deficit	Total
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Balance at January 1, 2005	575,473	$1,189,105	6,509,086	$17,744,588	888,462	$298,502		$—	$2,905,110	$(17,610,072)	$4,527,233
Exercise of stock options and warrants	7,976	19,176			333	400					19,576
Share-based payments for services									8,135		8,135
Net loss for the year ended December 31, 2005										(3,984,747)	(3,984,747)
Balance at December 31, 2005	583,449	1,208,281	6,509,086	17,744,588	888,795	298,902	0	—	2,913,245	(21,594,819)	570,197

Convert NPSWA Series A and Series B preferred stock to common stock	(583,449)	(1,208,281)	(6,509,086)	(17,744,588)	7,092,535	18,952,869					—
Other adjustments by NPSWA prior to acquisition					9,127	69					69
Adjust number of NPSWA common shares to be same as GMI common shares					18,213,401						—
Adjust NPSWA common stock account to reflect $0.001 par value						(19,225,636)			19,225,636		—
Adjust NPSWA capital accounts to equal capital accounts of GMI	6,500,000	6,500			10,481,534	10,481			489,519		506,500
Convert bridge loans to common stock					2,502,000	2,502			497,898		500,400
Convert NPSNV Series A preferred stock to common stock	(6,500,000)	(6,500)			62,628,030	62,628			(56,128)		—
3,753,000 common shares returned to Company at no cost, to be held in treasury							(3,753,000)				—
Sell 4,600,000 common shares at $0.50/share,net of cash offering costs					4,600,000	4,600			2,135,400		2,140,000
Issue warrants valued at $159,000 to purchase 320,000 common shares to placement agent in stock sale, accounted for as cost of offering *											—
Issue 500,000 common shares valued at $665,000 to lenders, accounted for as interest expense					500,000	500			664,500		665,000
Share-based payments for services - common stock options									841,384		841,384
Share-based payments for interest expense - common stock purchase warrants:
Crystal Research Associates									222,000		222,000
Palladium Capital Advisors									101,467		101,467
Recognize value of warrants issued to lenders by stockholder									357,000		357,000
Other adjustments					9						—
Net loss for the year ended December 31, 2006										(8,033,128)	(8,033,128)
Balances at December 31, 2006	—	$—	—	$—	106,915,431	$106,915	(3,753,000)	$—	$27,391,921	$(29,627,947)	$(2,129,111)

*	There is no amount listed for this transaction as the amounts recognized as additional paid-in capital are offset by the offering costs.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1. The Company

Neah Power Systems, Inc. ("NPSNV") was incorporated in Nevada on February 1, 2001, under the name Growth Mergers, Inc. ("GMI"). As described in Note 16, in March 2006 GMI, at the time a public shell company, acquired all of the outstanding capital stock of an operating Washington corporation, Neah Power Systems, Inc. ("NPSWA"). Upon completion of the acquisition, GMI changed its name to be the same as its new wholly-owned subsidiary. The acquisition was accounted for as a reverse merger, which the Securities and Exchange Commission ("SEC") considers to be equivalent to a recapitalization. NPSNV is the legal parent of NPSWA but these financial statements, other than capital stock accounts, are those of NPSWA. In these financial statements, the "Company" refers to NPSNV and its wholly-owned consolidated subsidiary, NPSWA.

The Company has developed, and is planning to bring to market, a direct methanol micro fuel cell that may serve as a replacement for batteries in a variety of mobile electronic products.

Note 2. Going Concern

The Company's financial statements are prepared consistent with accounting principles generally accepted in the United States applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. However, as shown in the financial statements, the Company has sustained substantial losses and has relied primarily on sales of securities and proceeds from borrowings for operating capital, which raise substantial doubt about its ability to continue as a going concern.

To meet its cash needs, in the first calendar quarter of 2007, the Company intends to raise $500,000 in short-term financing and $10 million in an offering of its securities. There is no assurance that the Company will be successful in raising this capital on a timely basis, if at all. The failure to obtain the necessary working capital would have a material adverse effect on the development program and business prospects and, depending upon the shortfall, the Company may have to curtail its operations.

The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company have to curtail operations or be unable to continue in existence.

Note 3. Summary of Significant Accounting Policies

Principles of Consolidation

The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary. Intercompany balances and transactions have been eliminated.

Use of Estimates

In preparing financial statements conforming with accounting principles generally accepted in the United States, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

Cash and Cash Equivalents

Cash and cash equivalents consist of cash and short-term investments that are readily convertible to cash and have original maturities of three months or less at the time of acquisition. On occasion, the Company maintains cash balances in excess of federal insurance limits.

Financial Instruments

The Company's financial instruments consist of cash and cash equivalents, accounts payable, accrued expenses, and equipment loan payable, and note payable. The fair value of all financial instruments approximates the recorded value based on the short-term nature and market interest rates of these financial instruments.

Depreciation and Amortization

Depreciation and amortization are calculated on a straight-line basis over the estimated useful lives of the related assets, ranging from three to five years for property and equipment. Leasehold improvements are amortized over the shorter of their useful lives or term of the lease.

Impairment of Long-Lived Assets

The Company's long-lived assets, including property and equipment, are reviewed for carrying value impairment at least annually or more frequently when events or changes in circumstances indicate that the carrying amount may not be recoverable. The Company does not believe that any of its long-lived assets were impaired at December 31, 2006.

Revenue Recognition

Revenues normally consist of grant and contract revenues. The Company recognizes revenue when it has persuasive evidence of an arrangement, the services have been provided to the customer, the price for services is fixed and determinable, no significant unfulfilled Company obligations exist, and collectibility is reasonably assured.

Grant revenues are recognized as the related research is conducted. Contract revenues consist of amounts recorded from services provided to a single customer. Revenues earned under such arrangements are recorded as earned either as milestones are achieved or as the services are provided. The Company did not have any contract revenues in these financial statements. Upfront payments received under contractual arrangements are recognized as revenue over the service period.

Unearned revenues, recorded as deferred revenue in the balance sheet, were $189,500 as of December 31, 2006.

Research and Development Expense

Research and development costs are expensed as incurred.

Income Taxes

The Company follows the liability method of accounting for income taxes. Under this method, deferred tax assets and liabilities are determined based on differences between the financial reporting and tax basis of assets and liabilities and on the expected future tax benefits to be derived from net operating loss carryforwards measured using current tax rates. A valuation allowance is established if it is more likely than not that some portion or all of the deferred tax assets will not be realized. Due to the nature of the acquisition described in Note 16 and the resulting greater than 50% change in control, the ability of the Company to utilize NOL carryforwards from NPSWA will be limited.

Share-Based Payments

In March 2006, the Company adopted its Long Term Incentive Compensation Plan ("the Plan") and stock options were granted to certain employees, officers and directors of the Company, certain former employees, and others at the time of adoption of the Plan. The Company granted additional stock options under the Plan to employees and stock purchase warrants to non-employees and other parties throughout the period ended December 31, 2006.

Grants of stock options to employees and directors under the Plan are accounted for in accordance with the Financial Accounting Standards Board's Statement of Financial Accounting Standards No.123 (revised 2004), Share-Based Payment ("SFAS 123(R)"). Grants of stock options under the Plan and grants of stock purchase warrants to non-employees and other parties are accounted for in accordance with the Financial Accounting Standards Board's Emerging Issue Task Force Abstract, EITF 96-18, Accounting for Equity Instruments that are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling, Goods and Services ("EITF 96-18").

To calculate the value of share-based payments, the Company uses the Black-Scholes minimum value option-pricing model with the following weighted average assumptions for options and warrants granted during the period ended December 31, 2006:

Risk free interest rate	4.7%
Expected dividend yield	0.0%
Volatility	122.0%
Expected life	10.0 years

Share-based payments recognized as expense are as follows for the years ended December 31:

	2006	2005
Common stock options	$841,384	$8,135

Common stock purchase warrants:
Crystal Research Associates (Note 11)	222,000
Palladium Capital Advisors (Note 7)	101,467
Total warrants	323,467	—
Total share-based payments	$1,164,851	$8,135

Loss per Share

Basic loss per share is computed by dividing net loss attributable to common stockholders by the weighted average number of common stock shares outstanding during the period. Diluted loss per share, which would include the effect of the conversion of unexercised stock options and unexercised warrants to common stock, is not separately computed because inclusion of such conversions is antidilutive. In these cases, basic and diluted loss per share is the same.

Basic weighted average common shares outstanding, and the potentially dilutive securities excluded from loss per share computations because they are antidilutive, are as follows for the years ended December 31:

	2006	2005
Basic and diluted weighted average common stock shares outstanding	78,659,792	888,629
Potentially dilutive securities excluded from loss per share computations:
Common stock options	6,325,500
Common stock purchase warrants	9,059,000

Recent Accounting Pronouncements

In accordance with Release No. 8760 of the Securities Act of 1933, commencing with the Company's fiscal year ending December 31, 2007, the Company will become subject to the requirement to include in its annual report management's assessment of internal controls over financial reporting. This assessment will require the Company to document and test its internal control procedures in accordance with Section 404 of the Sarbanes-Oxley Act of 2002. The Company's independent registered public accountants will be required to attest to the Company's assessment of internal controls for its fiscal year ending December 31, 2008.

In February 2006, the Financial Standard Accounting Board ("FASB") issued Statement of Financial Accounting Standards No. 155, Accounting for Certain Hybrid Financial Instruments ("SFAS 155"). SFAS 155 is effective for all financial statements issued for fiscal years beginning on or after September 15, 2006, with earlier adoption permitted. The Company believes this statement will have no effect on its financial statements.

In July 2006, the FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - An Interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 is effective for fiscal years beginning after December 15, 2006. The Company believes that this interpretation will have no material effect on its financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Company has not yet determined the effect of applying SFAS 157.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 158, Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans, ("SFAS 158"). Portions of SFAS 158 are effective for financial statements as of December 31, 2006. The Company believes this statement will have no effect on its financial statements.

In September 2006, the SEC issued Staff Accounting Bulletin 108 ("SAB 108") which provides interpretive guidance on how the effects of the carryover or reversal of prior year misstatements should be considered in quantifying a current year misstatement. SAB 108 is effective for the first interim period following the first fiscal year ending after November 15, 2006. The Company believes this bulletin will have no effect on its financial statements.

Note 4. Property and Equipment

	December 31,
	2006	2005
Laboratory equipment	$1,317,165	$1,279,666
Leasehold improvements	579,641	579,641
Computer equipment and software	134,721	169,230
Office furniture and equipment	56,000	56,000
Subtotal	2,087,527	2,084,537
Accumulated depreciation and amortization	(1,653,468)	(1,253,456)
Property and equipment, net	$434,059	$831,081

Note 5. Accrued Expenses

	December 31,
	2006	2005
Vacation pay	$39,573	$48,657
Payroll and payroll taxes	168,618	53,900
Total	$208,191	$102,557

Note 6. Equipment Loan Payable

An equipment loan secured by laboratory and testing equipment is payable $6,042 per month, including interest at 6%. The balance due of $29,840 at December 31, 2006, is payable within one year.

Note 7. Notes Payable

In November 2006, the Company borrowed $415,000 from existing shareholders. The notes bear interest at 10% and are due May 26, 2007. The Company's largest shareholder granted one-year warrants to on of the lenders as additional consideration. These warrants, to purchase 500,000 shares of the Company's common stock owned by the shareholder at $0.55 per share, are valued at $357,000, and are recorded as additional interest expense and a contribution of capital to the Company in the year ended December 31, 2006.
In December 2006, the Company borrowed $1,550,000 from six accredited institutional investors. The loan is collateralized by all assets of the company, bears interest at 6%, and is payable on the earlier of the Company receiving new financing of more than $2,000,000 or May 7, 2007. The investors also received 500,000 shares of common stock, valued at $665,000, which is recorded as additional interest expense in the year ended December 31, 2006.

In addition, Palladium Capital Advisors, LLC, received a five-year warrant to purchase 81,579 common shares at $1.33 per share. This warrant is valued at $101,467 and is recorded as additional interest expense in the year ended December 31, 2006.

Note 8. Conversions of Debt and Preferred Stock to Common Stock and Return of Treasury Shares

During the calendar quarter ended March 31, 2006, certain shareholders loaned the Company $500,400, which loans automatically converted into 2,502,000 shares of common stock in April 2006 when additional financing of not less than $1,500,000 was subsequently received by the Company. In addition, these lenders received five-year warrants to purchase an aggregate of 3,753,000 shares of common stock of the Company at an exercise price of $0.20 per share. A corresponding number of shares were returned to the Company at no cost by the two largest shareholders of the Company to cover any exercises of these warrants and have been recorded as treasury shares. If the warrants are not exercised, these treasury shares be retained by the Company for general corporate purposes, at which time the Company will determine their contributed value.

At the same time as the conversion described above, stockholders owning the Company's 6,500,000 shares of its Series A Convertible Preferred Stock converted such shares into 62,628,030 shares of common stock. The shares of common stock returned to the Company as treasury shares came from these converting shareholders.

Note 9. Sale of Common Shares in Private Placement

In April 2006, the Company sold 4,600,000 shares of common stock under a private placement to accredited investors for $0.50 per share. The Company realized, after cash offering costs of $160,000, a net of $2,140,000. The placement agent received five-year warrants to purchase 320,000 common shares at $0.60 per share. These warrants have been valued at $159,000 and have been recorded as a non-cash cost of the offering.

Note 10. Stock Option Plan

In March 2006, the Company adopted its Long Term Incentive Compensation Plan ("the Plan"). NPSWA had a stock option plan that was cancelled, along with all of its outstanding stock options and stock purchase warrants, upon completion of the acquisition by the Company.

The Plan is to continue for a term of ten years from the date of its adoption. The Plan is administered by the Compensation Committee ("the Committee") of the Company's Board of Directors. A maximum of 10,000,000 shares of Company common stock can be issued under the Plan. To date, the Company has awarded stock options for 6,325,500 shares to employees, members of the Committee, the Board, and advisors and consultants to the Company, and none of these options has as of yet been exercised. Options are exercisable for ten years from date of grant. All current members of the Committee have received grants of stock options under the Plan.

If the Company changes the number of issued shares of common stock by stock dividend, stock split, spin-off, split-off, spin-out, recapitalization, merger, consolidation, reorganization, combination, or exchange of shares, the total number of shares reserved for issuance under the Plan, the maximum number of shares which may be made subject to an award or all awards in any calendar year, and the number of shares covered by each outstanding award and the price therefore, if any, may be equitably adjusted by the Committee, in its sole discretion. The Board of Directors or the Committee may amend, suspend, terminate, or reinstate the Plan at any time. However, no such action can reduce the amount of any existing award (subject to the reservation of the authority of the Committee to reduce payments on awards) or change the terms and conditions thereof without the consent of any affected award recipient.

The following table summarizes stock option activity during the period ended December 31, 2006:

	Options Outstanding	Weighted Average Exercise Price
Initial grant - March 2006	6,589,500	$0.24
Additional grants through December 31, 2006	66,000	1.73
Forfeitures	(330,000)
Exercised	0
Outstanding at December 31, 2006 (exercisable 3,615,500 options)	6,325,500	$0.25

The weighted average fair value of the options granted during the period ended December 31, 2006, was $0.19. At December 31, 2006, the weighted average remaining contractual lives of outstanding options was 9.3 years.

Note 11. Common Stock Purchase Warrants

A summary of warrants outstanding at December 31, 2006, follows:

Date	Action	Number of Warrants	Fair Value at Issuance	Exer. Price	Expiration Date
April 2006	Grant to Novellus under collaboration agreement	4,705,000	$16,000,000	$0.001	Apr. 30, 2011
April 2006	Grants to note holders in conversion	3,753,000	0	$0.20	Apr 27, 2011
April 2006	Grants to placement agent	320,000	159,000	$0.60	Apr. 29, 2011
April 2006	Grants to CRA	200,000	222,000	$0.85	Apr. 7, 2011
Dec. 2006	Grant to Palladium	81,579	101,467	$1.33	Dec. 26, 2011
Balance - December 31, 2006		9,059,579	$16,482,467

Novellus

As described in Note 13, the Company has in place a collaboration agreement dated May 24, 2006, with Novellus Systems Inc., ("Novellus"), a former shareholder of NPSWA. On May 26, 2006, pursuant to an extension of the collaboration agreement, the Company issued a warrant to Novellus to acquire up to 4,705,000 shares of Company common stock at an exercise price of $0.001 per share. Vesting of the warrant shares will occur upon certain milestones being achieved by Novellus and the Company and each milestone has a specific number of warrant shares assigned thereto. The milestones are as follows and the warrant is exercisable in whole or in part through April 30, 2011.

1. Ten (10) percent of the Warrants granted to Novellus will vest when Novellus and the Company complete a fully self-contained prototype fuel cell capable of producing 10 Watts of power continuously for five hours using one detachable cartridge. The prototype will be approximately 40% larger than the intended size of our initial military product. This milestone is targeted for the six months ending June 30, 2007.

2. Fifteen (15) percent of the Warrants will vest when Novellus and the Company complete a fully self-contained fuel cell capable of producing 45 Watts of peak power and 300WH capability at 20 Watts average operating power. This prototype will be the same size as the Company's initial military product, i.e. about 0.9 liter, which is the same size as a standard disposable battery widely used in the military. This milestone is targeted for the nine months ending September 30, 2007.

3.	Fifty (50) percent of the Warrants will vest when Novellus and the Company complete all of the following tasks:

•	Establish a pilot production line to assemble completed fuel cells.

•
Finalize a manufacturing process for silicon electrodes based on the most common silicon wafer format, based on commercially available equipment, and identification of a manufacturing partner that is capable and willing to run the process.

•	Reduce the cost of processing porous silicon electrodes to $30 or less per silicon wafer. One silicon wafer is expected to yield 12 electrodes.

This milestone is targeted for the year ending December 31, 2007.

4.	Twenty-five (25) percent of the Warrants will vest when Novellus and the Company complete all of the following tasks:

•
Reduce the electrode catalyst loading to 25-30% of its value as of May 2005. Catalyst materials form a large part of the production cost of any methanol fuel cell; this target allows the Company to meet its cost of goods targets in the future.

•	Develop a plan to scale the Company's fuel cell production process to commercial volumes, and to adapt it to commercially available equipment.

This milestone is targeted for the first quarter of 2008.

These four (4) Milestones set forth above are each targeted to be completed on or before the date specified in the specified Milestone ("Target Date"); however,

•	If the Milestone is completed on or before 120 days following the Target Date, there will be no penalty and 100% of the Warrants scheduled to vest under the Milestone will vest in Novellus;

•
If the Milestone is completed after 120 days following the Target Date but on or before 210 days following the Target Date, there will be a one-third penalty and only 66.67% of the Warrants scheduled to vest under the Milestone will vest in Novellus;

•
If the Milestone is completed after 210 days following the Target Date but on or before 300 days following the Target Date, there will be a two-third penalty and only 33.33% of the Warrants scheduled to vest under the Milestone will vest in Novellus;

•	If the Milestone is completed after 300 days following the Target Date, there will be a 100% penalty and 0% of the Warrants scheduled to vest under the Milestone will vest in Novellus;

The warrant has been valued at approximately $16,000,000 and will be accounted for ratably as each specific milestone is achieved. Because no milestones were reached during the period ended December 31, 2006, there has not been any expense recorded through that date.

Under certain circumstances, the Company can exercise a repurchase right to acquire warrant stock acquired by Novellus prior to achieving any specific milestone. Under such circumstances, Novellus could only recover the exercise price it had paid for the repurchased stock.

Convertible Notes Converted to Common Stock in April 2006

As described in Note 8, in conjunction with the automatic conversion of $500,400 of 8% Convertible Notes on April 27, 2006, the Company issued five-year warrants to the note holders to acquire up to 3,753,000 shares of Company common stock at $0.20 per share. Any shares issued pursuant to exercise of these warrants are to be obtained from the treasury shares contributed by the Company's two principal stockholders for such purpose. No value was attributed to these warrants as they have no cost to the Company. If the warrants are not exercised, these treasury shares will be retained by the Company for general corporate purposes, at which time the Company will determine their contributed value.

Private Placement in April 2006

As described in Note 9, in April 2006, the Company sold 4,600,000 shares of common stock under a private placement. The placement agent received five-year warrants to purchase 320,000 common shares at $0.60 per share. These warrants were valued at $159,000 and have been recorded as a non-cash cost of the offering.

Crystal Research Associates

As described in Note 13, in April 2006, the Company granted four-year warrants to Crystal Research Associates ("CRA") to purchase 200,000 common shares at $0.85 per share. These warrants were valued at $222,000 and were recorded as research and development expense.

Note 12. Income Taxes

Significant components of the Company's deferred tax assets and liabilities and related valuation allowances are as follows as of December 31:

	2006	2005
Deferred tax assets (liabilities):
Accelerated depreciation	$148,000	$(22,000)
Research & development credit	678,000	691,000
Accrued vacation	16,000	16,500
Shared-based compensation expense	399,000	93,000
Net operating loss carryforwards	9,246,000	6,857,000
Total net deferred tax assets	10,487,000	7,635,500
Valuation allowance	(10,487,000)	(7,635,500)
Deferred tax assets, net of valuation allowance	$—	$—

The Company has established a valuation allowance as of December 31, 2006, due to the uncertainty of future realization of the net deferred tax assets. During the years ended December 31, 2006 and 2005, the valuation allowance increased by $2,852,000 and $1,511,500, respectively.

At December 31, 2006, the Company had net operating loss carryforwards for Federal income tax purposes of approximately $27,200,000 and research and development credit carryforwards of approximately $678,000 available to offset future income that expire in 2021. Utilization of the carryforwards are dependent on generating future taxable income and will be limited by Internal Revenue Code Section 382 due to the more than 50% change in control in NPSWA's ownership in its acquisition by the Company.

Note 13. Significant Agreements

National Institute of Standards and Technology

For the year ended December 31, 2005, the Company received fees of $780,000 from the National Institute of Standards and Technology ("NIST") under a research grant that ended that year.

Development Agreement with a Customer

The Company was party to a development agreement with a customer to develop proof-of-concept fuel cell power source prototypes (Phase I) and, if successful and elected by the customer, the development of fuel cell power sources (Phase II). The Company received $344,000 for certain services in Phase I and recognized $154,500 for the completion of the initial Phase I requirement in 2004 and deferred the balance of $189,500 until the related services are rendered and the final Phase I milestone is reached. The Company believes this will occur in 2007, at which time the customer will then have the right to choose whether or not to continue further with Phase II.

Employment Contract with President and CEO

In March 2006, the Company entered into an employment contract with its President and CEO, Paul Abramowitz. The contract calls for an annual salary of $270,000 plus customary executive benefits. Mr. Abramowitz has agreed to defer $112,500 of the annual salary until the Company raises a minimum of $5,000,000. Mr. Abramowitz can then either receive the deferred amount or convert it to options that vest at 1/12 per month, effective March 2006, and are exercisable at $0.85 per share. If Mr. Abramowitz elects to convert to the options, the Company will pay the exercise price of $0.85 per share for all such options then exercised and Mr. Abramowitz will be responsible for any taxes due. The contract is terminable by either party at any time.

Novellus

In connection with the acquisition of NPSWA by the Company, Novellus, a former stockholder of NPSWA, agreed to cancel warrants of NPSWA it held and the Company agreed to pay by November 30, 2006, approximately $150,000 owed to Novellus for services. In addition, on May 24, 2006, the Company and Novellus negotiated the final terms of a new collaboration agreement and on May 26, 2006, the Company issued 4,705,000 new warrants to Novellus, which are described in detail in Note 11. The Company anticipates that the $150,000 payment to Novellus will be made in 2007 upon completion of the stock offering described in Note 17.

Crystal Research Associates

On April 7, 2006, the Company signed a contract with CRA for market research. The cost of the research program was $35,000 plus out-of-pocket expenses and 200,000 warrants, which are described in detail in Note 11.

Apex Strategies, Inc.

In April 2006, the Company signed a marketing consulting agreement with Apex Strategies, Inc. for public sector opportunities such as State, municipal and local governments at a fee of $5,000 monthly for one year with automatic renewal if not previously terminated.

McBee Strategic Consulting

In August 2006, the Company signed a one-year extension, retroactive to February 15, 2006, and ending August 14, 2007, to a marketing consulting agreement with McBee Strategic Consulting at a fee of $15,000 monthly through August 15, 2006. The fee was, with the Company's consent, to increase to $18,000 monthly through February 14, 2007, but at the present time, the Company has not agreed to the increase.

Danfoss A/S

In June 2006, the Company entered into a research agreement with a Danish company, Danfoss A/S, ("Danfoss"). The costs of Danfoss' services are estimated to be $280,000, of which approximately $98,000 was incurred in the year ended December 31, 2006, Danfoss also agreed to grant a license to the Company so that any specific Danfoss technology or software can be used by the Company and the technology that is developed jointly will be owned by the Company. The Company will pay a royalty of 3% of the sales value of certain products and technology that arise from this agreement.

Note 14. Commitments and Contingencies

The Company leases its corporate headquarters and laboratory facilities under a non-cancelable operating lease which expires in August 2007 and also leases laboratory facilities on a month-to-month basis. As of December 31, 2006, future minimum rental and related payments required under operating leases are approximately $84,000. Rental expense was approximately $186,000 and $188,000 for the years ended December 31, 2006 and 2005, respectively.

The Company's former securities counsel claims it is owed $200,000 for legal fees. The Company believes that there is an agreement in place to cap these fees at $60,000. No formal legal action has been taken in this matter.

In December 2006, the Company's former placement agent filed an action against the Company and its president and CEO for breach of contract, misrepresentation and related claims arising from an engagement letter in which the Company agreed to pay a commission up to $160,000 plus warrants in connection with a private placement. The agent seeks general damages up to $2 million. The Company believes that the agent failed to perform under the agreement and that the case is substantially without merit and the Company intends to vigorously defend the action.

Note 15. Related Party Transactions

See Note 7 regarding certain stockholders loaning the Company money and the contributions of warrants to purchase Company common stock owned by a stockholder to the lending stockholders.

See Notes 8 and 11 regarding the transfer of treasury shares to the Company by certain former preferred stockholders.

See Note 10 regarding the Plan Committee receiving stock options under the Plan.

See Notes 11 and 13 regarding an agreement with Novellus, a former stockholder of NPSWA.

See Note 13 regarding the employment contract with the Company's president and CEO.

Note 16. Acquisition of NPSWA

On March 9, 2006, NPSWA entered into an Agreement and Plan of Merger ("the Merger Agreement") with GMI, a Nevada public shell corporation, Growth Acquisition Corp. ("GAC"), a Washington corporation, Summit Trading Limited ("STL"), a British Virgin Islands corporation, and Special Investments Acquisition Associates LLC ("SIAA"), a Delaware limited liability company. The Merger Agreement was further amended on April 12, 2006. By virtue of this merger, GMI became the parent corporation of NPSWA and owns 100% of its capital stock. Following the merger, GMI changed its corporate name to Neah Power Systems, Inc. ("NPSNV").

In February 2006, NPSWA converted all of its shares of Series A and Series B Preferred Stock to Common Stock and amended its Articles of Incorporation to eliminate such classes of Preferred Stock and to create a new series of preferred stock known as Series A. New Common shares were then issued for the old Common shares in the ratio of one (1) new share for ten (10) old shares. Upon completion of this reverse stock split, 7,990,457 shares of the NPSWA's Common Stock were issued and outstanding.

Prior to the merger, GMI was an inactive shell corporation and had engaged in no substantive business operations since 2003. Prior to its acquisition of NPSWA, a total of 10,481,534 shares of common stock of GMI were issued and outstanding.

Under the terms of the merger, the 7,990,457 outstanding Common shares of NPSWA were converted into 26,203,858 shares of common stock of NPSNV and all outstanding NPSWA stock options and warrants were cancelled. In addition, NPSNV contributed $500,000 to the working capital of NPSWA.

Immediately prior to the Merger, 6,500,000 shares of NPSNV Series A Convertible Preferred Stock were sold to two entities, for an aggregate of $6,500. These shares were convertible into 58,875,030 shares of NPSNV common stock (exclusive of an additional 3,753,000 shares set aside as treasury shares for delivery upon the exercise of warrants) and were automatically convertible into such common stock if NPSNV or NPSWA completed an equity or equity type financing for an additional $1,500,000.

The president and CEO of the Company, Paul Abramowitz, and members of his family had a beneficial interest in approximately 50% of the shares described above upon their issuance. In addition, members of the Abramowitz family were indirect former stockholders of NPSWA and received, on a pro rata basis, an additional 93,927 shares of NPSNV common stock in the Merger. The Series A Preferred Stock automatically converted on April 27, 2006, effective with the closing of the private placement described in Note 9.

The series A and B convertible preferred stock of NPSWA had conversion rights from the original issue date and on each date when subsequently issued. As part of the acquisition by GMI, all Preferred Shareholders were required to convert into common stock in order that the number of shares of NPSWA to be exchanged for NPSNV shares would be a specific number subsequent to the one-for-ten reverse split.

The acquisition was recorded as a reverse merger for accounting purposes, which the SEC considers to be equivalent to a recapitalization. NPSNV is the legal parent of NPSWA but these financial statements, other than capital stock accounts, are those of NPSWA. A summary of the entries to record the acquisition follows (in thousands of dollars):

	GMI - (Neah Power - Nevada)			Neah - (Neah Power - Washington)
	@	Consol.
	Merger	Merger	Post-	@ Merger	Merger	Post-	Consol.	- Post-
	Date	Adj.	merger	Date	Adj.	merger	Adj.	merger
ASSETS:
Assets	$506.5		$506.5	$1,189.4		$1,189.4	($500.0) (4)	$1,195.9
Investment in NPS-Nev			0.0		506.5 (3)	506.5	(506.5) (5)	0.0
TOTAL ASSETS	$506.5	$0.0	$506.5	$1,189.4	$506.5	$1,695.9	($1,006.5)	$1,195.9
LIABILITIES AND SHAREHOLDERS' EQUITY:
LIABILITIES	$0.0		$0.0	$1,972.4		$1,972.4	($500.0) (4)	$1,472.4
SHAREHOLDERS' EQUITY:
GMI:
Preferred Stock	6.5		6.5					6.5
Common Stock	10.5	26.2 (1)	36.7					36.7
APIC	75.8	(26.2) (1)	49.6				(49.6) (5)	0.0
Retained Earnings (Accum. Deficit)	413.8	413.8					(413.8) (5)	0.0
Neah:
Preferred Stock - Series A				0.0	6.5 (3)	6.5	(6.5) (5)	0.0
Common Stock				19,251.8	(19,225.6) (2)	36.7	(36.7) (5)	0.0
					10.5 (3)			0.0
APIC				3,124.3	19,225.6 (2)	22,839.4		22,839.4
					489.5 (3)			0.0
Retained Earnings (Accum. Deficit)				(23,159.2)		(23,159.2)		(23,159.2)

TOTAL SHAREHOLDERS' EQUITY:	506.5	0.0	506.5	(783.1)	506.5	(276.6)	(506.5)	(276.6)
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY:	$506.5	$0.0	$506.5	$1,189.4	$506.5	$1,695.9	($1,006.5)	$1,195.9

Footnotes:

1.
Record acquisition of Neah Power - Washington by Growth Mergers (Neah Power - Nevada). The offsetting debit to the credit to Growth Mergers Common Stock is to Additional Paid-In Capital rather than to an Investment account because the subsidiary (Neah Power - Washington) will be treated as if it were the acquirer.

2.	Recapitalize Neah Power - Washington Common Stock so that the number of shares issued and par value is the same as Growth Mergers (Neah Power - Nevada) (36,685,392 shares at $0.001 per share).

3.	Record the book value of the net assets of Growth Mergers (Neah Power - Nevada) on the books of Neah Power - Washington as if Neah Power - Washington were the acquirer.

4.	Eliminate intercompany advance.

5.	Eliminate Neah Power - Washington's investment in Neah Power - Nevada.

Note 17. Subsequent Events

In January 2007 the Company filed a registration statement under the Securities Act of 1933 on Form SB-2 for the sale of $10 million in the Company's common stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 NEAH POWER SYSTEMS, INC.
Date: February 26, 2007

By:  /s/ David M. Barnes

David M. Barnes
Chief Financial Officer